Intangible assets	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets	Intangible assets
The carrying amount of intangible assets for the years ended December 31, 2025, 2024, and 2023 is as follows:

	December 31, 2025	December 31, 2024	December 31, 2023
	(in thousands)
Customer relationships	$4,134,478	$4,129,501	$4,090,393
Order backlog	546,054	543,933	541,302
Trade names & brands	204,721	204,588	204,653
Patient database	170,511	170,324	170,366
Technology assets	151,754	150,658	141,257
Total cost	5,207,518	5,199,004	5,147,971
Accumulated amortization	(1,873,663)	(1,639,212)	(1,292,106)
Impairment	(86,737)	—	—
Net book value	$3,247,118	$3,559,792	$3,855,865
The amortization expense recognized by the Company was $227.2 million, $350.3 million, and $459.9 million for the years ended December 31, 2025, 2024, and 2023, respectively. The decrease in amortization in the year ended December 31, 2025 compared to December 31, 2024 and December 31, 2023 is primarily due to the order backlog and trade name intangible assets recognized in connection with the PRA merger amounting to $500.0 million and $202.0 million respectively as of the date of acquisition, becoming fully amortized on July 1, 2024.

The Company assesses long-lived assets (such as intangible assets) for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset group may not be recoverable through future undiscounted cash flows. The amount of the impairment loss is the excess of the carrying amount of the impaired assets over the fair value of the assets based on estimated future discounted cash flows.

During 2025, an impairment indicator was identified specific to the Company's Data Solutions reporting unit that indicated the carrying amount of the intangible assets in the Data Solutions reporting unit may not be recoverable. This indicator related to the Company’s revised expectations on the future performance of the reporting unit considering specific external market participant factors. As a result, the Company assessed the fair value of the intangible assets based on estimated future discounted cash flows and recorded an impairment charge.

As a result, a non-cash intangible asset impairment charge of $86.7 million (December 31, 2024: $nil and December 31, 2023: $nil) was recorded and included within impairment of non-financial assets in the Consolidated Statements of Operations. The significant assumptions used in the discounted cash flow calculation were the discount rate, annual cash flow projections, and expected terminal growth rate.
On August 19, 2024, the Company acquired KCR. The acquisition resulted in the recognition of intangible assets of $45.1 million, comprising customer relationships of $41.4 million and order backlog of $3.7 million. These assets are being amortized over their expected useful lives of 13 years and 5 years respectively. Refer to Note 6. Business Combinations.
On January 9, 2024, the Company acquired HumanFirst. The acquisition resulted in the recognition of a developed technology intangible asset of $9.9 million which is being amortized over its expected useful life of 5 years. Refer to Note 6. Business Combinations.
On October 2, 2023, the Company acquired BioTel Research LLC (“BioTel”). The acquisition resulted in the recognition of intangible assets of $36.4 million, comprising customer relationships of $12.5 million, order backlog of $3.9 million and developed technology assets of $20.0 million. These assets will be amortized over their expected useful lives of between 3 years and 16 years. Refer to Note 6. Business Combinations.

Future intangible asset amortization expense for the years ended December 31, 2026 to December 31, 2030 is as follows:

(in thousands)
2026	$190,632
2027	183,567
2028	182,566
2029	177,332
2030	176,844
Total	$910,941